República Argentina - Poder Ejecutivo Nacional
2020 - Año del General Manuel Belgrano

Certificado Importación Especialidades Medicinales

Número: CE-2020-37270147-APN-DFYGR#ANMAT

CIUDAD DE BUENOS AIRES
Miércoles 10 de Junio de 2020

Referencia: AUTORIZACION EX-2020-35625166- -APN-DFYGR#ANMAT

A

DIRECCION GENERAL DE ADUANAS

MEDIANTE LA PRESENTE SE COMUNICA LA AUTORIZACION RELACIONADA CON

EXPEDIENTE N°: EX-2020-35625166- -APN-DFYGR#ANMAT

SOLICITUD DE AUTORIZACION: IF-2020-35625146-APN-DTD#JGM

LA AUTORIZACION SE EMITE SIN DERECHO A USO, TENIENDO UNA VALIDEZ DE 90 (NOVENTA) DIAS A PARTIR DE SU EMISION.

SALUDA ATTE

COMERCIO EXTERIOR

INSTITUTO NACIONAL DE MEDICAMENTOS

Gabriela Carmen Mantecon Fumado
Asesor Jurídico
Dirección de Fiscalización y Gestión de Riesgo
Administración Nacional de Medicamentos, Alimentos y Tecnología Médica

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